EXHIBIT 23.2



         MERDINGER, FRUCHTER, ROSEN & CORSO, PC
         CERTIFIED PUBLIC ACCOUNTANTS  Letterhead

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of NOSTALGIA MOTORCARS, INC. on Form S-8 from our report relating to the financial statements of NOSTALGIA MOTORCARS, INC. for the year ending December 31, 2000.

                                    /s/ MERDINGER, FRUCHTER, ROSEN & CORSO, PC
                                   -------------------------------------------
                                   MERDINGER, FRUCHTER, ROSEN & CORSO, PC
                                   Certified Public Accountants






Los Angeles, California
October 18, 2001


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